                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported: February 20, 2002)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


            IOWA                       000-30898                 42-1458424
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                                 50309-3948
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:              (515) 362-3600

ITEM 5.  OTHER EVENTS

     On February 20, 2002, AmerUs Group Co. issued a press release announcing its planned convertible notes offering. The press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 7 (c).  EXHIBITS

Exhibit 99.1   Press Release dated February 20, 2002.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERUS GROUP CO.

                                             By:  /s/ Brenda J. Cushing
                                                  -----------------------------
                                                      Brenda J. Cushing
                                                      Senior Vice President &
                                                      Controller


Dated: February 20, 2002

                                    EXHIBITS

Exhibit No.   Description
-----------   -----------
   99.1       Press Release dated February 20, 2002.